UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 30, 2026
BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)
(208) 384-6161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 4, 2026, Boise Cascade Company ("Boise Cascade" or the "Company") issued a press release announcing its first quarter 2026 financial results, a copy of which is furnished as Exhibit 99.1 to this Report on Form 8-K. Additionally, Exhibit 99.2, a copy of which is attached hereto, includes certain statistical information related to the Company's quarterly performance.

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)Annual Shareholders' Meeting.

The annual shareholders' meeting of the Company was held via webcast on April 30, 2026. The matters submitted to a vote of the Company’s shareholders at the Company’s annual meeting are set forth in clause (b) below and are described in detail in the Company’s definitive 2026 Notice of Annual Meeting of Shareholders and Proxy Statement (the “Proxy Statement”).

(b)Voting Results.

Proposal No. 1 - Election of Ten Directors

Shareholders elected ten directors: Steven Cooper, Craig Dawson, Karen Gowland, Amy Humphreys, Nate Jorgensen, Kristopher Matula, Duane McDougall, Christopher McGowan, Jeff Strom, and Sue Taylor, each to serve a one-year term expiring at the Company’s annual meeting in 2027. The final voting results with respect to each director-nominee are set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Steven Cooper	30,775,322	513,176	10,958	1,146,413
Craig Dawson	31,039,950	248,087	11,419	1,146,413
Karen Gowland	30,219,282	1,068,844	11,330	1,146,413
Amy Humphreys	31,016,691	271,334	11,431	1,146,413
Nate Jorgensen	30,656,537	631,557	11,362	1,146,413
Kristopher Matula	30,776,586	510,927	11,943	1,146,413
Duane McDougall	30,417,893	869,951	11,612	1,146,413
Christopher McGowan	30,639,898	648,369	11,189	1,146,413
Jeff Strom	31,045,373	242,802	11,281	1,146,413
Sue Taylor	31,047,548	240,365	11,543	1,146,413

Proposal No. 2 - Advisory Vote on Frequency of Advisory Vote Regarding Executive Compensation

The nonbinding advisory proposal regarding the frequency with which shareholders will vote to approve, on a nonbinding advisory basis, the overall executive compensation policies and procedures employed by the Company as described in the Proxy statement, was approved as an annual voting item. The final voting results are set forth below:

1 Year	2 Years	3 Years	Abstain
28,968,335	9,198	2,304,604	17,319

Proposal No. 3 - Advisory Vote to Approve Executive Compensation

The nonbinding advisory proposal to approve the compensation of our named executive officers as described in the Proxy Statement was approved. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
30,375,119	891,993	32,344	1,146,413

Proposal No. 4 - Ratification of Independent Accountant for 2026

The proposal requesting ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was approved. The final voting results are set forth below:

For	Against	Abstain
31,660,869	757,788	27,212

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit	Description

99.1	Boise Cascade Company Earnings Release dated May 4, 2026.

99.2	Boise Cascade Company Quarterly Statistical Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Senior Vice President, General Counsel & Corporate Secretary
Date: May 4, 2026